UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2006

Averion International Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50095	20-4354185
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Turnpike Road, Southborough, Massachusetts	01772
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     508-597-6000

4 California Avenue, Framingham, Massachusetts                  01701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We filed a Current Report on Form 8-K with the Securities and Exchange Commission on August 4, 2006 (the “Initial Filing”), relating to, among other things, the merger by and among us, IT&E Merger Sub, Inc., a Massachusetts corporation (“Merger Sub”), and IT&E Acquisition Co., Inc., a Delaware corporation, on the one hand, and Averion Inc. (“Averion”) and Averion’s shareholder, on the other hand (the “Averion Merger”).  This Amendment No. 1 to the Initial Filing is being filed solely for the purpose of providing the financial information related to the Averion Merger that is required by Item 9.01 and that we indicated in the Initial Filing we would include at a later date.  The financial information is attached as Exhibits 99.1, 99.2 and 99.3 to this report.  Item 9.01 is restated in its entirety below.  Except as set forth above, no other changes are being made to the Initial Filing.

Item 9.01               Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited financial statements of Averion as of and for the fiscal years ended December 31, 2005 and 2004 and the unaudited financial statements as of and for the six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in their entirety herein by reference.

(b)     Pro forma financial information.

The unaudited pro forma condensed combined financial information as of June 30, 2006 and for the six months ended June 30, 2006 and for the twelve months ended December 31, 2005, respectively, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)     Exhibits

Number	Description
2.3

Agreement and Plan of Merger dated June 30, 2006 between the registrant, IT&E Merger Sub, Inc., and IT&E Acquisition Co., Inc., on the one hand, and Averion Inc. and Averion Inc.’s shareholders, on the other hand *

3.4	Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock*

4.6	Form of two year Subordinated Promissory *

4.7	Form of five year Subordinated Promissory*

10.24	Amendment to Registration Rights Agreement dated July 31, 2006 between the registrant, ComVest Investment Partners II LLC and the additional parties set forth in the signature pages thereto*

10.25	Registration Rights Agreement dated July 31, 2006 between the registrant and the additional purchasers set forth in the signature pages thereto*

10.26	Form of Officer, Director and Securityholder Lock-Up Agreement*

10.27	Non-Compete and Non-Solicitation Agreement dated July 31, 2006 between the registrant and Dr. Philip T. Lavin*

10.28	Employment Agreement dated July 31, 2006 between the registrant and Dr. Philip T. Lavin*

23.1	Consent of Carlin, Charron & Rosen, LLP

99.1	Audited consolidated financial statements of Averion Inc. as of and for the fiscal years ended December 31, 2005 and 2004

99.2	Unaudited consolidated financial statements of Averion Inc. as of and for the six months ended June 30, 2006 and 2005

99.3	Unaudited pro forma condensed combined financial information as of June 30, 2006 and for the six months ended June 30, 2006 and for the twelve months ended December 31, 2005, respectively

* Previously filed on the Company’s Current Report on Form 8-K filed on August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Averion International Corp.

		By:	/s/ Dr. Philip T. Lavin
Dr. Philip T. Lavin
Chief Executive Officer

Dated:	October 13, 2006